UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: June 11, 2019

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA     94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(c)     Appointment of Permanent Principal Executive Officer and Principal Financial Officer.

On June 17, 2019, NovaBay Pharmaceuticals, Inc. (the “Company”) announced, effective as of June 11, 2019, the Board of Directors (the “Board”) of the Company appointed Justin Hall and Jason Raleigh to the permanent positions of President and Chief Executive Officer and Chief Financial Officer, respectively. As previously disclosed in Item 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2019, effective March 8, 2019, Messrs. Hall and Raleigh were previously appointed as the Company’s Interim President and Chief Executive Officer and Interim Chief Financial Officer, respectively. The Board has now determined to make both of Messrs. Hall and Raleigh’s positions permanent.

Messrs. Hall and Raleigh’s biographical information is presented in the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2019 and is incorporated by reference herein, and a description of both executive’s current compensatory arrangements with the Company is disclosed in the Company’s Proxy Statement on Schedule 14A filed with the SEC on April 19, 2019 and is incorporated by reference herein.

No change is currently anticipated in either Mr. Hall’s or Mr. Raleigh’s compensatory arrangement with the Company as a result of their appointment to the positions of President and Chief Executive Officer and Chief Financial Officer, respectively. Additionally, there are no arrangements or understandings between Messrs. Hall and Raleigh and any other persons pursuant to which either was selected as the Company’s permanent President and Chief Executive Officer and Chief Financial Officer, respectively. There are also no family relationships between Messrs. Hall and Raleigh and any director or executive officer of the Company, and neither have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 17, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
President & Chief Executive Officer and General Counsel

Dated: June 17, 2019